2005 Analyst
Conference
©
A
Business Process
Improvement:
Is There Really A Choice?
Ralph Cleveland
Eric Martinez

2005 Analyst
Conference

Impossible Goals
✓
Eliminate low-value task-oriented work
✓
Automate utility functions to eliminate paper
across the business
✓
Achieve first-quartile benchmarks for corporate
functions
✓
Eliminate the typical service center structure
for utility operations
P
The utility of the future…

AGL Resources

INDIA
CHINA
PAKISTAN
Delhi
NEPAL
GURGAON
- SAPIENT
- IBM
- VERTEX
BANGLA-DESH
Kolkata (Calcutta)
Mumbai (Bombay)
INDIA
MYANMAR
Bay of Bengal
Arabian Sea
Goa
BANGALORE
- WITPRO
- INFOSYS
- CAPGEMINI
Kerala
Andaman Islands
SRI LANKA
Nicobar Islands
INDIAN OCEAN
GREENLAND
ASIA
ATLANTA
EUROPE
PARIS
DELHI (GURGAON)
AMERICAS
PACIFIC OCEAN
AFRICA
BANGALORE
INDIAN OCEAN
PACIFIC OCEAN
ATLANTIC OCEAN
AUSTRALIA

2005 Analyst
Conference

The Global Economy

2005 Analyst
Conference

■
Faster turnaround using time
zone differences (US 10-12
hrs)
■
Ability to implement a 24X7
service model
■
Established methodologies
and processes for better
performance
■
Well-defined quantifiable
quality and process metrics
■
Access to highly qualified
skill pool and robust project
management skills
■
Large proportion of
SEI-CMM, COPC, ISO9001
certified service providers
and 6-sigma practitioners
Quality  &
Productivity
Time
Cost
■
Significant net cost savings on
labor and skills intensive
activities and processes
■
Additional benefits through low
cost process improvement,
consolidation and automation
■
Wide scope of functions -
low to high value skills
■
Offshore opportunities span
entire value chain across
industries
■
Large, qualified and young
workforce
■
Easy availability of skills
■
14 million graduates, 1
million technical resources
Scope
Scale
Off-Shoring Makes
The Impossible Possible

Accounts Payable - Benchmark Data
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
0.55
6.03
11
25%
50%
75%
Cost / invoice at the percentile of companies surveyed
$ / Manual Invoice processed

2005 Analyst
Conference

Majority of
AGL
back-office
functions are
inefficient
when
compared to
global
benchmarks
AGL : $10.80
Source:  Hackett Group study
Back Office Inefficiencies

2005 Analyst
Conference

Paid Time                       2,316
Paid Time Off                    439
Total  Avail Time            1,877
Non-Wrench Time               535

Travel Time                         585
CGI On-Site Time                 46
Repeat Visit Time                 76
•
Available time 635 hours or 34% of total time
•
Emphasis on non-wrench time (training, shop time, etc.)
Operational Efficiency:  Improve Wrench Time

Available Time for Works
Travel and Dead Time
Admin
A
Available Time for Works
Travel and Dead Times
Admin
Before
After

B
Average Work Order Time
Average Work Order Time
Before
After

2005 Analyst
Conference

Improved Resource
Planning
Efficient Routing
Improved Information
Flow
Time Tracking
Inventory Management
Resource De-Coupling
Pre-fab Assemblies
Materials Kitting
Improved Work
Design
Overall Resource
Effectiveness
Enabling Tools
Right Resources
Business case (A+B)
Resource and Work ManagementSystemBenefits

Services
Distribution Maintenance
Construction
SCADA
Measurement
Corrosion
Fully Integrated Mobile Application with Needed Business Logic at Point of Data Entry
Total Resource Visibility and Real Time Route Optimization in Dispatching
Total Resource Management and Integrated Scheduling
Total Work Visibility
Asset
Resource
Customer

2005 Analyst
Conference

Resource and Work Management

Smyrna
COBB
W Wesley Rd NW
Peachtree Creek
North Decatur
Twin Brothers Lake
Clarkston
Scottdale
Stone Mountain
Central
Atlanta Water Works Reservoir
Druid Hills
Pine Lake
Decatur
Avondale Estates
Belvedere
Simpson Rd NW
Boulder Park Dr SW
Wildwood Lake
FULTON
Morley Park
Benjamin E Mays Dr SW
Nisky Lake
Gresham Park
Panthersville
Joyland Park
Head Rd
East Point
Constitution Lake
River Rd
Cowart Lake
Camp Creek Pky SW
Virginia Ave
College Park
Hapeville
Hartsfield-Atlanta International Airport
Conley
Washington Rd
HENRY
ROCKDALE
Redan Rd
Salem

2005 Analyst
Conference

Opportunity of Optimized Routing

2005 Analyst
Conference

MDT, phone and
portable printer
Lessons Learned In Europe
Developed ruggedized cell phone/PDA (CF P-2)
with Panasonic that provides job dispatch, contact
info, job descriptions, and GPS routing.

2005 Analyst
Conference

Corrosion Monitoring
Leak Survey
Underground
Maintenance
We need data (intelligence) to manage the totality of our asset life cycle and the required work and resources that install, monitor, and maintain those assets.
Predictive/Preventive Maintenance
Reactive/Corrective Maintenance
Maintain Assets Smartly

AGL Resources

www.theodora.com/maps
RUSSIA
KAZAKHSTAN
UZBEKISTAN
KYRG.
TAJIK.
PAK.
JAMMU AND KASHMIR
NEPAL
BHUTAN
BANGLADESH
INDIA
MYANMAR
LAOS
VIETNAM
MONGOLIA
ALTAY MTS
GOBI DESERT
TAKLA MAKAN DESERT
KUNLUN MTS
TIBETAN PLATEAU
HIMALAYAS
Mt. Everest
TIBET
C H I N A
Urumqi
Kashi
Shache
Yumen
Hohhot
Baotou
Yinchuan
Xining
Lanzhou
Lhasa
Chengdu
Chongqing
Zunyi
Guiyang
Kunming
Liuzhou
Nanning
Haikou
Hainan
Guangzhou
Shenzhen
HONG KONG
MACAU
Xi'an
Zhengzhou
Taiyuan
BEIJING
Tianjin
Jinan
Zibo
Qingdao
Dalian
Anshan
Shenyang
Changchun
Qiqihar
Harbin
Nanjing
Hefei
Suzhou
Shanghai
Hangzhou
Anqing
Wuhan
Changde
Changsha
Nanchang
Fuzhou
Guilin
Yellow Sea
TAIWAN
PHILIPPINES
S. KOREA
N. KOREA
SHANGHAI
HANGZHOU

2005 Analyst
Conference

•
Identify 5-6 High Potential Gas Distribution Suppliers
•
Understand Capabilities of Each Supplier
•
High Level Quality Review
•
High Level Business Understanding Including Export Experience
•
High Level Technical Capabilities
•
Determine If Viable For Additional Consideration
China Visit Goals

AGL Resources

Top Spend Catetgories
$MM
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Meter Set Assy
Splash Guard
Meter w/ERT
Meter w/o ERT
6" Steel Pipe
4" PE Pipe
Meter Encoder
2" PE Pipe
Meter (Commercial)

2005 Analyst
Conference

Illustrative Categories
Global Opportunity
No Current Global Opportunity

Project Management Discipline
Low Cost
Increasing Costs
Major Expenditure
Project Flexibility
AFE
Focused Project Planning
Expenditure

Key Initiatives along the Operational Excellence Journey
Time

The Good – After 5S

Implementing BPE
One Time
Ongoing
Next Steps

2005 Analyst
Conference

Process Safety Mgt
Operations Risk Management
Operational Excellence
Total Productive Maintenance
Project Management
Business Process Excellence
Housekeeping and 5S
Building A Culture That Does It Right!

2005 Analyst
Conference

WMS G2
Q1
2nd Half
1st Half
Q4
Q3
Q2
1st Half
2nd Half
2006
2007
2008
Major IT Projects
No Paper - No Building – Virtual Service Center
WMS B
Other Corporate Initiatives
AD/CMA
WMS C
GIS
Engineer
Re-Org
No Paper
No Buildings
Functional
Management
Standardization
PS Upgrade
AMR
ETG
Blended
Workforce
WMS
ETG
Continuous
Improvement
Knowledge
Management
Supply
Chain
AD/CMA
50% Less Paper
80% Less Paper
Records
Management
System
No Paper
Budgeting
Tool
AMR
AGLC
Auto
Dispatch
On-boarding
Automation
Utility Back
Office
Centralization
Financial
Re-Org
CCC1
Re-Org
Credit &
Collections
Re-Org
75% Less Buildings
25% Less Buildings
No Buildings
CCC2
Re-Org
Corp
Re-Org
ETG Labor
Agreement
VNG + AGLC
Labor
Agreement
CMA 2
WMS
Interfaces
Timeline